SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 5, 2004

Citigroup Global Markets Holdings Inc.

(Exact name of registrant as specified in its charter)

New York	1-15286	11-2418067
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

388 Greenwich Street, New York, New York	10013
(Address of principal executive offices)	(Zip Code)

(212) 816-6000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

CITIGROUP GLOBAL MARKETS HOLDINGS INC.

Current Report on Form 8-K

Item 9.01. Financial Statements and Exhibits.

Exhibits:

Exhibit No.	Description
1.01	Terms Agreement, dated September 28, 2004, between the Company and Citigroup Global Markets Inc., as the underwriter, relating to the offer and sale of the Company’s Enhanced Income StrategySM Principal-Protected Notes with Income and Appreciation Potential Linked to the 2004-4 Dynamic Portfolio IndexSM due November 27, 2009.

4.01	Form of Note for the Company’s Enhanced Income StrategySM Principal-Protected Notes with Income and Appreciation Potential Linked to the 2004-4 Dynamic Portfolio IndexSM due November 27, 2009.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 5, 2004	CITIGROUP GLOBAL MARKETS HOLDINGS INC.

	By:	/s/ Scott Freidenrich
	Name:	Scott Freidenrich
	Title:	Executive Vice President and Treasurer